Exhibit 10.1

Execution Copy

$15,000,000 of Shares of

DISCOVERY LABORATORIES, INC.

Common Stock ($0.001 par value)

SALES AGENCY AGREEMENT

December 14, 2011
LAZARD CAPITAL MARKETS LLC
30 Rockefeller Plaza
New York, New York 10020

Dear Sirs:

Introduction.  Pursuant to the terms and subject to the conditions of this Sales Agency Agreement (this “Agreement”), during the term of this Agreement, Discovery Laboratories, Inc., a Delaware corporation (the “Company”) proposes to issue and sell from time to time through  Lazard Capital Markets LLC (the “Agent”) an offering of up to $15,000,000 of shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), by any method permitted by law deemed to be an “at-the-market” offering (the “Offering”) as defined in Rule 415 of the Securities Act (as defined below), including, without limitation, sales made directly on the NASDAQ Capital Market (the “NasdaqCM”), sales made on any other existing trading market for the Shares or to or through a market maker or sales made by such other methods as the Company and the Agent may mutually agree (the “ATM Program”).

The Company hereby confirms its agreements with the Agent as follows:

Section 1.  Representations and Warranties.

The Company hereby represents, warrants and covenants to the Agent, as of the date of this Agreement and on each such time the following representations and warranties are repeated or deemed to be made pursuant to this Agreement, as follows:

(a)  Compliance with Registration Requirements. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-174786), which became effective as of June 21, 2011 (the “Effective Date”), which contains a base prospectus (the “Base Prospectus”) to be used in connection with the public offering and sale of securities (the “Shelf Securities”), including the Shares, to be issued from time to time by the Company.  Such registration statement, filed with the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”, and the “Rules and Regulations” thereunder), including the financial statements, exhibits and schedules thereto and all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), is called the “Registration Statement.”  As used herein, the term “Prospectus” shall mean the prospectus supplement to the Base Prospectus that describes the Shares and the offering thereof pursuant to the ATM Program (the “Prospectus Supplement”), together with the Base Prospectus, in the form first used by the Agent to confirm sales of the Shares pursuant to the ATM Program or in the form first made available to the Agent by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act.  As used herein,“Applicable Time” is 4:01 p.m. (New York time) on December 14, 2011. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the Prospectus, as amended or supplemented immediately prior to the later to occur of (i) the Applicable Time and (ii) the Time of Sale (as defined below), together with the free writing prospectuses, if any, identified in Schedule I hereto and any SEC Reports incorporated by reference therein.  As used herein, the terms “Registration Statement,” “Base Prospectus,” “Prospectus Supplement,” “Time of Sale Prospectus” and “Prospectus” shall include the documents incorporated and deemed to be incorporated by reference therein.  All references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Time of Sale Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Time of Sale Prospectus or the Prospectus, as the case may be.  All references in this Agreement to (i) the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include the “electronic Prospectus” provided for use in connection with the offering of the Shares as contemplated by Section 5(o) of this Agreement.  All references in this Agreement to financial statements and schedules and other information which are “contained,” “included” or “stated” in the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Time of Sale Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

(ii)           (A) At the time of filing the Registration Statement, (B) at the time of the most recent amendment to the Registration Statement for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Securities Act, (D) as of each time the Shares are sold pursuant to this Agreement (each, a “Time of Sale”), (E) at each Settlement Date (as defined below) and (F) at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any offer or sale of the Shares (the “Delivery Period”), the Company was not an “ineligible issuer” as defined in Rule 405 under the Securities Act.  No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission.  At the earliest time after the filing of the Registration Statement that the Company made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares, and was at the time of the filing of the Registration Statement, and has continuously been and is as of the date of this Agreement eligible to use Form S-3.

(iii)           The Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Agent for use in connection with the offer and sale of the Shares.  The Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective, complied or will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  As of the Applicable Time, the Time of Sale Prospectus did not, and at each Time of Sale and Settlement Date and at any such time this representation is repeated or deemed to be made pursuant to this Agreement, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Prospectus, as amended or supplemented, as of its date, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Agent furnished to the Company in writing by the Agent expressly for use therein, it being understood and agreed that the only such information furnished by the Agent to the Company consists of the “Agent’s Information,” as defined in Section 18 below.

(iv)           Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act.  Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date did not include any information that conflicted, conflicts with or will conflict with the information contained in the Registration Statement (as amended or supplemented as of such date), including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.

(b)  The conditions to the use of Form S-3 in connection with the offering and sale of the Securities as contemplated hereby have been satisfied. The Registration Statement meets, and the offering and sale of the Securities as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act (including, without limitation, Rule 415(a)(4) and (a)(5) of the Rules and Regulations).

(c)  The Company has delivered to the Agent one complete copy of the Registration Statement, each amendment thereto and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement, each amendment thereto, the Time of Sale Prospectus, the Prospectus, as amended or supplemented, and any free writing prospectus reviewed and consented to by the Agent, in such quantities and at such places as the Agent has reasonably requested.

(d)  The Company has not distributed, and will not distribute, prior to the completion of the Agent’s distribution of the Shares related to the ATM Program any offering material in connection with the Offering other than a Time of Sale Prospectus, the Prospectus, any free writing prospectus reviewed and consented to by the Agent, if any, identified in Schedule I hereto, or the Registration Statement.

(e)  The Company and each of its subsidiaries (as defined in Section 19) have been duly organized and are validly existing as corporations in good standing (or the foreign equivalent thereof) under the laws of their respective jurisdictions of organization.  The Company and each of its subsidiaries are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority (corporate or other) necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority (i) would not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by this Agreement, the Time of Sale Prospectus or the Prospectus (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”).  The Company owns or controls, directly or indirectly, only the following corporations, partnerships, limited liability partnerships, limited liability companies, associations or other entities:  Acute Therapeutics, Inc., a Delaware corporation.

(f)  The Company has the full right, power and authority to enter into this Agreement, and to perform and to discharge its obligations hereunder; and this Agreement has been duly authorized, executed and delivered by the Company, and constitutes valid and binding obligations of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(g)  The Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and the issuance and sale of the Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Shares.

(h)  The Company has an authorized capitalization as set forth in the Time of Sale Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, have been issued in compliance with federal and state securities laws, and conform to the description thereof contained in the Time of Sale Prospectus and the Prospectus.  As of December 7, 2011, there were 24,499,497 shares of Common Stock issued and outstanding and no shares of Preferred Stock, par value $0.001 of the Company issued and outstanding and 15,433,137 shares of Common Stock were issuable upon the exercise of all options, warrants and convertible securities outstanding as of such date. Since such date, the Company has not issued any securities, other than Common Stock of the Company issued pursuant to the exercise of stock options previously outstanding under the Company’s stock option plans or the issuance of Common Stock pursuant to employee stock purchase plans, including the Company’s 401(k) Plan.  All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and were issued in compliance with US federal and state securities laws.  None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company, except for such rights as may have been fully satisfied or waived.  There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described above or accurately described in the SEC Reports.  The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Time of Sale Prospectus and the Prospectus, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights. As of the date hereof, there are 1,074,114 shares remaining for sale under the Company’s Committed Equity Financing Facility with Kingsbridge pursuant to the Common Stock Purchase Agreement dated as of June 11, 2010, by and between Kingsbridge and the Company (the “CEFF”).

(i)  All the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the Time of Sale Prospectus or the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

(j)  The execution, delivery and performance of this Agreement by the Company, the issue and sale of the Shares by the Company and the consummation of the transactions contemplated hereby and thereby will not (with or without notice or lapse of time or both) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default or Debt Repayment Triggering Event (as defined below) under, give rise to any right of termination or other right or the cancellation or acceleration of any right (except as disclosed in the SEC Reports) or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of (A) the charter or by-laws (or analogous governing instruments, as applicable) of the Company or any of its subsidiaries or (B) any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except, with respect to clause (B), any violation which, singly or in the aggregate, would not have a Material Adverse Effect.  A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(k)  Except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws, the Financial Industry Regulatory Authority (“FINRA”) and the Nasdaq Capital Market (the “NasdaqCM”) in connection with the offering and sale of the Shares by the Company and the listing of the Shares on the NasdaqCM, no consent, approval, authorization or order of, or filing, qualification or registration with, any court or governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement by the Company, the offer or sale of the Shares or the consummation of the transactions contemplated hereby or thereby.

(l)  Ernst & Young LLP, who has audited certain financial statements and related schedules included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).  Except as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, Ernst & Young LLP has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(m)  The financial statements, together with the related notes and schedules, included or incorporated by reference in the Time of Sale Prospectus, the Prospectus and in the Registration Statement fairly present the financial position and the results of operations and changes in stockholders’ equity and cash flows of the Company and its consolidated subsidiaries and other consolidated entities at the respective dates or for the respective periods therein specified.  Such statements and related notes and schedules have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included or incorporated by reference in the Time of Sale Prospectus, and except that unaudited financial statements may not contain footnotes required by GAAP.  The financial statements, together with the related notes and schedules, included or incorporated by reference in the Time of Sale Prospectus and the Prospectus comply in all material respects with the Securities Act, the Exchange Act, and the Rules and Regulations and the rules and regulations under the Exchange Act.  No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations to be described, or included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus or the Prospectus.  There is no pro forma or as adjusted financial information which is required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus or a document incorporated by reference therein in accordance with the Securities Act and the Rules and Regulations which has not been included or incorporated as so required.

(n)  Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Prospectus; and, since such date, there has not been any material change in the capital stock other than as has been publicly disclosed, or any material adverse changes, or any development involving a prospective material adverse change, in or affecting the business, assets, general affairs, management, financial position, prospects, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Prospectus.

(o)  Except as set forth in the Time of Sale Prospectus, there is no legal or governmental action, suit, claim or proceeding pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which is required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or a document incorporated by reference therein and is not described therein, or which, singly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would be likely to have a Material Adverse Effect or prevent or adversely affect the ability of the Company to perform its obligations under this Agreement or the consummation of the transactions contemplated hereby; and to the Company’s knowledge, except as set forth in the Time of Sale Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(p)  Neither the Company nor any of its subsidiaries is in (i) violation of its charter or by-laws (or analogous governing instrument, as applicable), (ii) default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) violation in any respect of any statute, law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets may be subject except, in the case of clauses (ii) and (iii) of this paragraph (p)  for any violations or defaults which, singly or in the aggregate, would not have a Material Adverse Effect.

(q)  The Company and each of its subsidiaries possesses all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses (including, without limitation, those administered by the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”) or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) as described in the Time of Sale Prospectus and the Prospectus (collectively, the “Governmental Permits”), except where any failures to possess or make the same, singly or in the aggregate, would not have a Material Adverse Effect.  The Company and its subsidiaries are in compliance with all such Governmental Permits; all such Governmental Permits are valid and in full force and effect, except where the validity or failure to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect.  All such Governmental Permits are free and clear of any restriction or condition that are in addition to, or materially different from those normally applicable to similar licenses, certificates, authorizations and permits. Neither the Company nor any subsidiary has received notification of any revocation or modification (or proceedings related thereto) of any such Governmental Permit and the Company has no reason to believe that any such Governmental Permit will not be renewed, except as set forth in or contemplated by the Time of Sale Prospectus.

(r)  The clinical trials conducted by or on behalf of or sponsored by the Company or in which the Company or its product candidates have participated that are described in the Time of Sale Prospectus and Prospectus or the results of which are referred to in the Time of Sale Prospectus or Prospectus were and, if still pending, are being conducted in all material respects in accordance with medical and scientific research procedures that the Company reasonably believes are appropriate. The descriptions in the Time of Sale Prospectus and Prospectus of the results of such clinical trials are, in all material respects, accurate and complete.  Except to the extent disclosed in the Time of Sale Prospectus and the Prospectus, the Company has not received any notices or other correspondence from the FDA or any other governmental agency exercising comparable authority requiring the termination, suspension or material modification of any clinical trials that are described in the Time of Sale Prospectus or Prospectus or the results of which are referred to in the Time of Sale Prospectus or Prospectus.

(s)  Neither the Company nor any of its subsidiaries is or, after giving effect to the offering and sale of the Shares, and the application of the proceeds thereof as described in the Time of Sale Prospectus and the Prospectus, will become an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(t)  Neither the Company, its subsidiaries nor, to the Company’s knowledge, any of the Company’s or its subsidiaries’ officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(u)  The Company and its subsidiaries owns or possesses the right to use all material patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as currently conducted, and as proposed to be conducted and described in the Time of Sale Prospectus and the  Prospectus, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing except for those that could not have a Material Adverse Effect.  The Intellectual Property licenses described in the Time of Sale Prospectus and the Prospectus are valid, binding upon, and enforceable by or against the parties thereto in accordance with their terms.  The Company and each of its subsidiaries has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of, any Intellectual Property license, except for any such breach that would not individually or in the aggregate have a Material Adverse Effect, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license.  The Company’s and each of its subsidiaries’ businesses as now conducted and as proposed to be conducted does not and will not infringe or conflict with any valid patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other Intellectual Property or franchise right of any person.  To the knowledge of the Company, no claim has been made against the Company or any of its subsidiaries alleging the infringement by the Company or any of its subsidiaries of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person.  The Company and each of its subsidiaries has taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements.  The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s or any of its subsidiaries’ right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of the businesses as currently conducted.  With respect to the use of the software in the Company’s or any of its subsidiaries’ businesses as they are currently conducted, the Company nor any of its subsidiaries has experienced any material defects in such software including any material error or omission in the processing of any transactions other than defects which have been corrected, and to the knowledge of the Company, no such software contains any device or feature designed to disrupt, disable, or otherwise impair the functioning of any software or is subject to the terms of any “open source” or other similar license that provides for the source code of the software to be publicly distributed or dedicated to the public.  The Company and each of its subsidiaries has at all times complied with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company and any of its subsidiaries in the conduct of the Company’s and its subsidiaries businesses, except for any such breach that would individually or in the aggregate have a Material Adverse Effect.  No claims have been asserted or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries alleging a violation of any person’s privacy or personal information or data rights and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any law related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by the Company or any of its subsidiaries in the conduct of the Company’s or any of its subsidiaries’ businesses.  The Company and each of its subsidiaries takes reasonable measures to ensure that such information is protected against unauthorized access, use, modification, or other misuse.

(v)  Neither the Company nor its subsidiaries own any real property.  The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property, as described in the Time of Sale Prospectus, which are material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries, except for those liens, encumbrances, security interests, claims and defects that would not have a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Time of Sale Prospectus and the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(w)  No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, manufacturers, customers or contractors, that could reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect.  The Company is not aware that any key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary.

(x)  No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company or any of its subsidiaries which could, singly or in the aggregate, have a Material Adverse Effect.  Each employee benefit plan of the Company or any of its subsidiaries is in compliance in all material respects with applicable law, including ERISA and the Code. The Company and its subsidiaries have not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA).  Each pension plan for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could, singly or in the aggregate, cause the loss of such qualification.

(y)  The Company and its subsidiaries are in compliance in all material respects with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses (“Environmental Laws”), except where the failure to comply would not, singly or in the aggregate, have a Material Adverse Effect.  There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its subsidiaries (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company or any of its subsidiaries is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.  In the ordinary course of business, the Company and its subsidiaries conduct periodic reviews of the effect of Environmental Laws on their business and assets, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or Governmental Permits issued thereunder, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such reviews, the Company and its subsidiaries have reasonably concluded that such associated costs and liabilities would not have, singly or in the aggregate, a Material Adverse Effect.

(z)  The Company and its subsidiaries, each (i) has timely filed all necessary federal, state, local and foreign tax returns that are required to be filed or has requested extensions thereof, and all such returns were true, complete and correct, (ii) has paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any of its subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to its knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this paragraph (z), that would not, singly or in the aggregate, have a Material Adverse Effect.  The Company and its subsidiaries, each has not engaged in any transaction which is a corporate tax shelter or which could be characterized as such by the Internal Revenue Service or any other taxing authority.  The accruals and reserves on the books and records of the Company and its subsidiaries in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period, and since December 31, 2010 the Company and its subsidiaries each has not incurred any liability for taxes other than in the ordinary course.

(aa)  The Company and each of its subsidiaries carries, or is covered by, insurance provided by nationally recognized institutions with policies in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.  The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect.

(bb)  The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as described in the Time of Sale Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(cc)  The minute books of the Company and each of its subsidiaries that would be a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X under the Exchange Act (such a significant subsidiary of the Company, a “Significant Subsidiary”) have been made available to the Agent and counsel for the Agent, and such books (i) contain a complete summary of all meetings and actions of the board of directors (including each board committee) as of February 1, 2011 and shareholders of the Company (or analogous governing bodies and interest holders, as applicable), and each of its Significant Subsidiaries since the time of its respective incorporation or organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes. There are no material transactions, agreements or other actions of the Company or of its subsidiaries that are not properly approved and/or recorded in the minute books of the Company or of its subsidiaries, as applicable.

(dd)  There is no franchise, lease, contract, agreement or document required by the Securities Act or by the Rules and Regulations to be described in the Time of Sale Prospectus and in the Prospectus or a document incorporated by reference therein or to be filed as an exhibit to the Registration Statement or a document incorporated by reference therein which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statement or in a document incorporated by reference therein are accurate and complete descriptions of such documents in all material respects.  Other than as described in the Time of Sale Prospectus, no such franchise, lease, contract or agreement has been suspended or terminated for convenience or default by the Company or any of its subsidiaries or any of the other parties thereto, and neither the Company nor any of its subsidiaries has received notice nor does the Company have any other knowledge of any such pending or threatened suspension, termination or non-renewal, except for such pending or threatened suspensions, terminations or non-renewals that would not reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect.

(ee)  No relationship, direct or indirect, exists between or among the Company and any of its subsidiaries on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of the Company or any of its subsidiaries or any of their affiliates on the other hand, which is required to be described in the Time of Sale Prospectus and the Prospectus or a document incorporated by reference therein and which is not so described.

(ff)  No person or entity has the right to require registration of shares of Common Stock or other securities of the Company or any of its subsidiaries because of the filing or effectiveness of the Registration Statement, except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.  Except as described in the Time of Sale Prospectus, there are no persons with registration rights or similar rights to have any securities registered by the Company or any of its subsidiaries under the Securities Act.

(gg)  Neither the Company nor any of its subsidiaries own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Shares will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Shares to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(hh)  Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or the Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of any Shares or any transaction contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus or the Prospectus.

(ii)  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the Time of Sale Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(jj)  The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.  The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the NasdaqCM, and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NasdaqCM, nor has the Company received any notification that the Commission or the Nasdaq Stock Market LLC is contemplating terminating such registration or listing.  No consent, approval, authorization or order of, or filing, notification or registration with, the NasdaqCM is required for the listing and trading of the shares of Common Stock on the NasdaqCM, except for (i) a Notification Form: Listing of Additional Shares and (ii) a Notification Form: Change in the Number of Shares Outstanding.

(kk)  The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”).

(ll)  The Company has taken all necessary actions to ensure that it is in compliance in all material respects with all applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules.

(mm)  Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state, local or foreign office in violation of any law (including the Foreign Corrupt Practices Act of 1977, as amended) or of the character required to be disclosed in the Registration Statement, the Time of Sale Prospectus or the Prospectus or a document incorporated by reference therein.

(nn)  There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s or any of its subsidiaries’ liquidity or the availability of or requirements for their capital resources required to be described in the Time of Sale Prospectus and the Prospectus or a document incorporated by reference therein which have not been described as required.

(oo)  There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers or directors of the Company, any of its subsidiaries or any of their respective family members, except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(pp)  The statistical and market-related data included in the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Company believes to be reliable.

(qq)  Neither the Company nor any subsidiary nor any of their affiliates (within the meaning of FINRA Conduct Rule 2720(b)(1)(a)) directly or indirectly controls, are controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of FINRA) of, any member firm of FINRA.

(rr)  No approval of the shareholders of the Company under the rules and regulations of Nasdaq (including Rule 5635 of the Nasdaq Marketplace Rules) is required for the Company to issue and deliver to the Shares.

Any certificate signed by or on behalf of the Company and delivered to the Agent or to counsel for the Agent shall be deemed to be a representation and warranty by the Company to the Agent as to the matters covered thereby.

The Company acknowledges that the Agent and, for purposes of the opinions to be delivered pursuant to Section 7 hereof, counsel to the Company and counsel to the Agent, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 2.  Sale and Delivery of the Shares.

On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Agent agree that the Company may from time to time seek to sell Shares through the Agent, acting as sales agent as follows:

(a)  The Company has authorized and hereby acknowledges that the Agent shall act as its exclusive agent in connection with the offers for the purchase of all or part of the Shares from the Company from time to time in connection with the ATM Program.

(b)  The Company may submit its orders to the Agent by telecopy or email (or other method mutually agreed upon by the parties) (including any price, time or size limits or other customary parameters or conditions) (a “Sales Notice”) to sell Shares on any Trading Day (as defined herein) which order shall be confirmed by the Agent (and accepted by the Company) by electronic mail using a form substantially similar to that attached hereto as Exhibit A.  As used herein, “Trading Day” shall mean any trading day on the NasdaqCM, other than a day on which the NasdaqCM is scheduled to close prior to its regular weekday closing time.  Each Sales Notice shall be effective until (i) the Shares specified in such Sales Notice have been sold, (ii) the Company suspends or terminates such Sales Notice or (iii) this Agreement terminates for any reason.

(c)  Subject to the terms and conditions hereof, the Agent shall use its commercially reasonable efforts consistent with its normal trading and sales practices to execute any Company order to sell Shares submitted to it hereunder and with respect to which the Agent has agreed to act as sales agent. The Agent may sell Shares by any method permitted by law deemed to be an “at-the-market” offering as defined in, or as otherwise permitted in compliance with, Rule 415 of the Securities Act, including, without limitation, sales made directly on the NasdaqCM, on any other existing trading market for the Shares or to or through a market maker.  The Company acknowledges and agrees that (i) there can be no assurance that the Agent will be successful in selling the Shares, (ii) the Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason except as a result of an act or failure to act undertaken or omitted to be taken by the Agent through its gross negligence or willful misconduct, and (iii) the Agent shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement.

(d)  The Company shall not authorize the issuance and sale of, and the Agent shall not sell, any Share at a price lower than the minimum price therefor designated by the Company pursuant to Section 2(b) above and in the applicable Sales Notice. In addition, the Company or the Agent may, upon notice to the other party hereto by telephone (confirmed promptly by email or facsimile), suspend an offering of the Shares pursuant to this Agreement; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the receipt of such notice.  The Company understands and agrees that the Agent may suspend an offering of the Shares at any time from the receipt by the Agent of a Sale Notice until the receipt by the Agent of a Cessation Notice, as such terms are defined in Section 5(p) of this Agreement.

(e)  The Agent shall provide written confirmation (which may be by facsimile or email) to the Company following the close of trading on the NasdaqCM each day in which Shares are sold under this Agreement setting forth (i) the amount of Shares sold on such day, (ii) the gross offering proceeds received from such sale and (iii) the commission payable by the Company to the Agent with respect to such sales.

(f)  At each Time of Sale, Settlement Date and Representation Date (as defined below), the Company shall be deemed to have affirmed each representation and warranty contained in this Agreement. Any obligation of the Agent to use its commercially reasonable efforts to sell the Shares on behalf of the Company as sales agent shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 7 of this Agreement.

(g)  Notwithstanding any other provision of this Agreement, the Company and the Agent agree that no sales of Shares shall take place, the Company shall not request the sales of any Shares that would be sold and the Agent shall not be obligated to sell or offer to sell, during any period in which the Company’s insider trading policy (as currently in effect, and a copy of such amended,  supplemented or restated insider trading policy, as may be further supplemented from time to time, shall be provided to the Agent prior to the submission of any sales order under the ATM Program), would prohibit the purchase or sale of Common Stock of the Company by persons subject to such policy, or during any other period in which the Company is in possession of material non-public information.

Section 3.  Fees.

The fee payable to the Agent for sales of the Shares with respect to which the Agent acts as sales agent hereunder shall be equal to 3.0% of the gross offering proceeds of such Shares (the “Placement Fee”) and deducted from the gross proceeds of any sales of such Shares prior to payment to the Company of the net proceeds from the sale of such Shares.

Section 4.  Payment, Delivery and Other Obligations.

Settlement for sales of the Shares pursuant to this Agreement will occur on the third Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each such day, a “Settlement Date”).  On or prior to each Settlement Date, the Shares sold through the Agent for settlement on such date shall be issued and delivered by the Company to an account designated by the Agent at The Depository Trust Company or by such other means of delivery as may be mutually agreed upon by the parties thereto. On or prior to each Settlement Date, the Agent will deliver the net proceeds from the sale of such Shares to an account designated by the Company.  Settlement for all such Shares shall be effected by free delivery of the Shares by the Company or its transfer agent to the Agent’s account or its designee’s account (provided that the Agent shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, in return for payment in same day funds delivered to the account designated by the Company.  If the Company, or its transfer agent (if applicable), shall default on its obligation to deliver the Shares on any Settlement Date, the Company shall (i) hold the Agent harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay the Agent any commission, discount or other compensation to which it would otherwise be entitled absent such default.

Section 5.  Additional Covenants.

The Company further covenants and agrees with the Agent as follows:

(a)  Delivery of Registration Statement, Time of Sale Prospectus and Prospectus.  The Company shall furnish to you, without charge, copies of the Registration Statement, any amendments thereto and shall furnish to you in New York City, without charge, (i) prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and (ii) as soon as practicable during the period mentioned in Section 5(g) or 5(h) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request; provided, that the Company shall not be required to furnish any document incorporated into the Prospectus or the Time of Sale Prospectus to the extent such document is available on EDGAR.  In case the Agent is required to deliver, under the Securities Act (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), a prospectus relating to the Shares after the nine-month period referred to in Section 10(a)(3) of the Securities Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Securities Act, upon the request of the Agent, and at its own expense, the Company shall prepare and deliver to the Agent as many copies as the Agent may reasonably request of an amended Registration Statement or amended or supplemented prospectus complying with Item 512(a) of Regulation S-K or Section 10(a)(3) of the Securities Act, as the case may be; provided, that the Company shall not be required to furnish any document incorporated into Registration Statement, the Prospectus or the Time of Sale Prospectus to the extent such document is available on EDGAR.

(b)  Agent’s Review of Proposed Amendments and Supplements.  Prior to amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus (other than any amendment or supplement through incorporation by reference of any report filed under the Exchange Act) in connection with the ATM Program, the Company shall furnish to the Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each such proposed amendment or supplement, and will file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.  If the Agent objects thereto, the Agent may cease making sales of Shares pursuant to this Agreement.

(c)  Free Writing Prospectuses.  The Company shall furnish to the Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto to be prepared by or on behalf of, used by, or referred to by the Company and related to the ATM Program and the Company shall not file, use or refer to any such proposed free writing prospectus or any amendment or supplement thereto without the Agent’s consent, such consent not to be unreasonably withheld or delayed.  The Company shall furnish to the Agent, without charge, as many copies of any free writing prospectus prepared by or on behalf of, or used by the Company, as the Agent may reasonably request.  If at any time when a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of the Shares (but in any event if at any time during the Delivery Period) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict or so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such subsequent time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus.  If the Agent objects thereto, the Agent may cease making sales of Shares pursuant to this Agreement.

(d)  Filing of Agent Free Writing Prospectuses.  The Company shall not take any action that would result in the Agent or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Agent that the Agent otherwise would not have been required to file thereunder.

(e)  Amendments and Supplements to Time of Sale Prospectus.  If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts in any material respect with the information contained in the Registration Statement, or if, in the opinion of counsel for the Agent, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, including the Securities Act, the Company shall (subject to Sections 5(c) and 5(d)) forthwith prepare, file with the Commission and furnish, at its own expense, to the Agent and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict in any material respect with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act (provided that the only remedy the Agent shall have with respect to the failure by the Company to make any such filing, other than as set forth in Section 11 hereof, shall be to cease making sales of Shares pursuant to this Agreement).  Until such time as the Company makes the relevant filing described above, the Agent may cease making sales of Shares pursuant to this Agreement.

(f)  Securities Act Compliance. After the date of this Agreement and during the Delivery Period, to the extent related to or otherwise affecting the ATM Program, the Company shall promptly advise the Agent in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Time of Sale Prospectus, any free writing prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of the Time of Sale Prospectus, any free writing prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes.  Until such time as any stop order is lifted, the Agent may cease making Sales under this Agreement.  Additionally, the Company agrees that, with respect to the ATM Program and the Offering, it shall comply with the provisions of Rule 424(b), Rule 433 and Rule 430A, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) or Rule 433 were received in a timely manner by the Commission.

(g)  Amendments and Supplements to the Prospectus and Other Securities Act Matters.  If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus, as then amended or supplemented, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Agent or counsel for the Agent it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, including the Securities Act, the Company agrees (subject to Section 5(b) and 5(c)) to promptly prepare, file with the Commission and furnish at its own expense to the Agent and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act (provided that the only remedy the Agent shall have with respect to the failure by the Company to make any such filing, other than as set forth in Section 9 hereof, shall be to cease making sales of Shares pursuant to this Agreement).  Neither the Agent’s consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Sections 5(b) or 5(c). In addition, the Company agrees to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for the duration of the Delivery Period.  For the duration of the Delivery Period, the Company agrees (i) to include in its quarterly reports on Form 10-Q, and its annual reports on Form10-K, a summary detailing, for the relevant reporting period, (1) the number of Shares sold through the Agent pursuant to this Agreement, (2) the net proceeds received by the Company from such sales and (3) the compensation paid by the Company to the Agent with respect to such sales or alternatively, (ii) to prepare a prospectus supplement or such other filing permitted by the Securities Act or Exchange Act (each an “Interim Prospectus Supplement”) with such summary information and, at least once a quarter and subject this Section 5, file such Interim Prospectus Supplement pursuant to Rule 424(b) under the Securities Act (and within the time periods required by Rule 424(b) and Rules 430A, 430B or 430C under the Securities Act)).

(h)  Blue Sky Compliance.  The Company shall cooperate with the Agent and counsel for the Agent to qualify or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or the provincial securities laws of Canada of those jurisdictions designated by the Agent, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares, provided that in the opinion of the Agent’s counsel, such qualification or registration is required for the issuance, sale and delivery of the Shares.  The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.  The Company will advise the Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose.

(i)  Use of Proceeds.  The Company shall apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption “Use of Proceeds” in each Applicable Prospectus.

(j)  Transfer Agent.  The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

(k)  Earning Statement.  As soon as practicable, but in any event no later than fifteen months after the date of this Agreement, the Company will make generally available to its security holders and to the Agent an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.  Agent acknowledges and agrees that the Company’s normal periodic filings pursuant to the Securities Exchange Act of 1934 will satisfy this obligation.

(l)  Periodic Reporting Obligations.  The Company shall file, on a timely basis, with the Commission and the NasdaqCM all reports and documents required to be filed under the Exchange Act.

(m)  Exchange Act Compliance.  During the Delivery Period, the Company shall file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

(n)  Listing.  The Company will use its commercially reasonable best efforts to maintain the listing of the Shares on the NasdaqCM during the term of this Agreement.

(o)  Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet.  The Company shall cause to be prepared and delivered, at its expense, on or before the date of the initial Sales Notice under this Agreement, to the Agent an “electronic Prospectus” to be used by the Agent in connection with the offering and sale of the Shares.  As used herein, the term “electronic Prospectus” means a form of Time of Sale Prospectus, and any amendment or supplement thereto (excluding any documents incorporated by reference therein), that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Agent, that may be transmitted electronically by the Agent to offerees and purchasers of the Shares; and (ii) it shall disclose the same information as the paper Time of Sale Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate.  The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Time of Sale Prospectus.

(p)  Agreement Not to Offer or Sell Additional Shares. During the period commencing on the date of this Agreement and ending on and including the earlier to occur of (i) the sale of all Shares being offered pursuant to this Agreement, the date that is the second anniversary of the date of this Agreement, and (iii) the termination of this Agreement, at any time in which the Company is actively engaged in an Offering under the ATM Program, prior to (A) the Company approving the sale (and any transactions that trigger or require the filing of a Form 3 or Form 4) of Common Stock in the public market by any Restricted Persons (as that term is defined in the Company’s Insider Trading Policy), or (B) the Company initiating any draw down under the CEFF, the Company will give the Agent written notice (a “Sale Notice”) at least five (5) business days prior to any such sale, and notice within one (1) business day of completion of a CEFF draw down or of being advised that such sales are completed (a “Cessation Notice”).  The Agent may cease all activities under the ATM Program during the period in which such sales are occurring and, until receipt of a Cessation Notice.

(q)  Investment Limitation.  The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(r)  No Stabilization or Manipulation; Compliance with Regulation M.  The Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other reference security, whether to facilitate the sale or resale of the Shares or otherwise, and the Company will, and shall cause each of its officers, directors and other affiliates to, comply with all applicable provisions of Regulation M.  If the limitations of Rule 102 of Regulation M (“Rule 102”) do not apply with respect to the Shares or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Agent (or, if later, at the time stated in the notice), the Company will, and shall cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply.

(s)  Officers’ Certificate. On the date the Company first files the Prospectus Supplement relating to the offer and sale of the Shares pursuant to this Agreement (the “Commencement Date”), and on (i) each date that the Registration Statement or the Prospectus is amended or supplemented (other than (1) in connection with the filing of a prospectus supplement that contains solely the information required by the last sentence of Section 5(h), (2) in connection with the filing of any report or other document under Section 13, 14 or 15(d) of the Exchange Act or (3) by a prospectus supplement relating solely to the offering of Shelf Securities other than the Shares); (ii) each date the Company files an annual report on Form 10-K under the Exchange Act; (iii) each date that the Company files its quarterly reports on Form 10-Q under the Exchange Act; or (iv) if the Agent shall reasonably request, promptly after the Company files a Current Report on Form 8-K, (such Commencement Date and each such date referred to in (i) and (ii) above, a “Representation Date”), to furnish or cause to be furnished to the Agent forthwith a certificate dated and delivered as of such date, in form reasonably satisfactory to the Agent, to the effect that the statements contained in the certificate referred to in Section 7(f) of this Agreement are true and correct as of such Representation Date, as though made at and as of such time modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

(t)  Opinions of Company Counsel.  On each Representation Date, the Company shall cause to be furnished to the Agent, dated as of such date, in form and substance satisfactory to the Agent, the written opinion and negative assurance statement of SNR Denton US LLP, counsel for the Company, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinions.

(u)  Opinion of Company Intellectual Property Counsel. The Company shall cause to be furnished to the Agent on the initial Representation Date and on such other dates as may be reasonably requested by Agent, in form and substance satisfactory to the Agent, the written opinion of Potter Anderson & Corroon LLP, intellectual property counsel to the Company.

(v)  Opinion of Counsel for the Agent.  On the initial Representation Date, and on such other dates as may be reasonably requested by Agent, Proskauer Rose LLP, counsel to the Agent, shall furnish to the Agent a written opinion and negative assurance statement, dated as of such date in form and substance reasonably satisfactory to the Agent.

With respect to Sections 5(t) and this Section 5(u), in lieu of delivering such an opinion for dates subsequent to the Commencement Date such counsel may furnish the Agent with a letter (a “Reliance Letter”) to the effect that the Agent may rely on a prior opinion delivered under Section 5(t) or this Section 5(u), as the case may be, to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of such subsequent date).

(w)  Accountants’ Comfort Letter.  On the Commencement Date and within five business days after (i) the Company files an annual report on Form 10-K or quarterly report on Form 10-Q and (ii) on such other dates as may be reasonably requested by the Agent (which request pursuant to this clause (ii) shall not be made more than once per calendar quarter), Ernst & Young, LLP, independent public accountants of the Company, shall deliver to the Agent the comfort letter(s) as described in Section 7(a).

(x)  Due Diligence. The Company shall comply, and instruct the Company’s counsel, advisors and independent public accountants to comply, with the Due Diligence Protocol attached hereto on Schedule II and any other due diligence review or call reasonably requested by the Agent; provided that neither the Company nor the Company’s advisors, counsel or independent public accountants shall be required to so comply to the extent that such compliance could reasonably be expected to violate any confidentiality agreement or impair or waive any legal privilege of the Company (provided that the only remedy the Agent shall have with respect to the failure by the Company to comply with the provisions of this Section 5(w), other than as set forth in Section 9 hereof, shall be to cease making sales of Shares pursuant to this Agreement).

(y)   Reservation of Stock. The Company shall reserve and keep available at all times, free of preemptive rights, Shares for the purpose of enabling the Company to satisfy its obligations hereunder.

(z)   Agent’s Trading in the Common Stock. The Company consents to the Agent trading in the Common Stock for the Agent’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

(aa)  Affirmation of Representations and Warranties.  The Company agrees that each acceptance by the Company of an order confirmation in accordance with Section 2(b) hereunder shall be deemed to be an affirmation to the Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Time of Sale and the Settlement Date for the Shares relating to such acceptance as though made at and as of each of such dates, except as disclosed in writing by the Company at such time and that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares.

(bb)  Board Approval of Sales of Shares.  Prior to instructing the Agent pursuant to Section 2 hereof to make sales on any given day (or as otherwise agreed between the Company and the Agent), the Company’s supervisory board of directors (the “Board”) or an authorized subcommittee of the Board, or such other person or persons authorized by the Board or any such subcommittee with respect to any given day (i) shall have approved the minimum price and maximum number of Shares to be sold on such day or for such sales period and (ii) shall have provided to the Company a written authorizing resolution with respect to such Sales Notice.  The Sales Notice provided to the Agent by the Company, pursuant to Section 2, on such day shall reflect the terms of such authorizing resolution.

(cc)  Small Cap Issuer Rule Compliance. The Company complies as of the date hereof, and will continue to comply throughout the term of the ATM Program, with the rules and requirements of Instruction I.B.6 of Form S-3 (e.g., the Company will not issue more than one-third of its securities in any continuous twelve month period pursuant to such rule).

Section 6.  Payment of Expenses.

The Company agrees to pay, or promptly reimburse if paid by the Agent:  (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the registration of the Shares under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, the Base Prospectus, any Free Writing Prospectus, the Time of Sale Prospectus, the Prospectus, any amendments, supplements and exhibits thereto or any document incorporated by reference therein and the costs of printing, reproducing and distributing any transaction document by mail or other means of communications; (d) the fees and expenses (including related fees and expenses of counsel for the Agent) incurred in connection with securing any required review by FINRA of the terms of the sale of the Shares and any filings made with FINRA; (e) any applicable listing, quotation or other fees; (f) the fees and expenses (including related fees and expenses of counsel to the Agent) of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing wrappers, “Blue Sky Memoranda” and “Legal Investment Surveys”; (g) the cost of preparing and printing stock certificates, if any; (h) all fees and expenses of the registrar and transfer agent of the Shares; (i) the fees, disbursements and expenses of counsel to the Agent (payable upon the execution and delivery of this Agreement); and (j) all other costs and expenses incident to the Offering or the performance of the obligations of the Company under this Agreement and in connection with the transactions contemplated hereby (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants and other expenses incurred by Company’s and Agent’s personnel including, without limitation, any expenses advanced by the Agent on the Company’s behalf (which expenses set forth in this Section 6 will be promptly reimbursed no later than the next Settlement Date from the gross Offering proceeds).

Section 7.   Conditions of the Obligations of the Agent.

The obligations of the Agent (including with respect to any Settlement Date) are subject to the following conditions:

(a)  Accountants’ Comfort Letter.  On each date specified in Section 5(w), the Agent shall have received from Ernst & Young, LLP, independent public or certified public accountants for the Company (A) a letter dated as of such date addressed to the Agent, in form and substance satisfactory to the Agent, confirming that they are independent public or certified public accountants as required by the Securities Act and the Exchange Act and in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X, (B) containing, as of such date, the statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus, the Prospectus and each free writing prospectus, if any (the first such letter, the “Initial Comfort Letter”) and (C) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement, the Time of Sale Prospectus, the Prospectus and each free writing prospectus, if any, as amended and supplemented to the date of such letter.

(b)  Compliance with Registration Requirements; No Stop Order; No Objection from FINRA.  For the period from and after effectiveness of this Agreement and prior to each Representation Date:

(i)           the Company shall have filed the Prospectus with the Commission (including the information previously omitted from the Registration Statement pursuant to Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act, as well as (a) any amendments and/or supplements to the Prospectus in compliance with Section 5 of this Agreement and (b) all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Agent;

(ii)           no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

(iii)           FINRA shall have raised no objection to the fairness and reasonableness of the sales agency terms and arrangements.

(c)  No Material Adverse Effect.  Since the later of (i) the date of this Agreement and (ii) the immediately preceding Representation Date, in the judgment of the Agent there shall not have occurred any Material Adverse Effect.

(d)  Opinions of Counsel for the Company.  On each Representation Date, and on such other dates as may be reasonably requested by Agent, the Agent shall have received the opinion and negative assurance statement of SNR Denton US LLP, counsel for the Company, dated as of such date, which is in the form attached hereto as Exhibit B.

(e)  Opinion of Counsel for the Agent.  On the initial Representation Date, and on such other dates as may be reasonably requested by Agent, the Agent shall have received the opinion of Proskauer Rose LLP, counsel for the Agent, in form and substance satisfactory to the Agent, dated as of such date.

(f)  Officers’ Certificate.  On each date specified in Section 5(s), the Agent shall have received a written certificate executed by the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, dated as of such date, to the effect set forth in subsections (b)(ii) and (c)(2) of this Section 7, and further to the effect that:

(i)           for the period from and including the date of this Agreement through and including such date, there has not occurred any Material Adverse Effect;

(ii)           the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such date;

(iii)           the Company has complied with all of its agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such date;

(iv)           as of such date and as of each Time of Sale, if any, subsequent to the immediately preceding Representation Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

(v)           as of such date and as of each Time of Sale, if any, subsequent to the immediately preceding Representation Date, the Time of Sale Prospectus and the Prospectus did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no such certificate shall apply to any statements or omission made in reliance upon and in conformity with information furnished in writing to the Company by the Agent specifically for use in the Time of Sale Prospectus and the Prospectus.

(g)  SEC Filings.  All filings with the Commission required by Rule 424 under the Securities Act to have been filed by each Time of Sale or related Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).

(h)  Listing.  The Shares shall have been approved for listing on the NasdaqCM, subject only to a notice of issuance at or prior to the applicable Settlement Date.

(i)  Regulation M.  The Company shall be in compliance with any purchase and sale restrictions applicable to it and its officers and directors with respect to Regulation M of the Securities Act.

(j)  No Calamity or Change in Capital Stock. Since the date of the latest audited financial statements included or incorporated by reference in the Time or Sale Prospectus or Prospectus as of the date hereof, (i) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Registration Statement, Time of Sale Prospectus or Prospectus, and (ii) there shall not have been any change in the capital stock or short-term or long-term debt of the Company or any of its subsidiaries, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (j), is, in the judgment of the Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated in this Agreement and the Prospectus.

(k)  No Regulatory Action. No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or its subsidiaries and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or its subsidiaries.

(l)  No Suspension of Trading In or Delisting of Common Stock; Other Events.  Subsequent to each of the execution and delivery of this Agreement and immediately preceding and on each Representation Date or Settlement Date, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, Nasdaq GM, NasdaqCM or the NYSE Amex or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Agent, impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus and the Prospectus.

(m)  Form 8-K.  The Company shall have prepared and filed with the Commission a Current Report on Form 8-K including as an exhibit thereto this Agreement.

(n)  The Agent shall not have discovered and disclosed to the Company on or prior to a Settlement Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Time of Sale Prospectus, any Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(o)  Additional Documents.  On or before each Representation Date, the Agent and counsel for the Agent shall have received such information, documents and opinions as they may reasonably request (except for any such information, documents or opinions that are subject to confidentiality agreements or to a legal privilege to the extent that such compliance could reasonably be expected to violate an confidentiality agreement or legal privilege), for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Agent and counsel for the Agent.

If any condition specified in this Section 7 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Agent by notice to the Company at any time on or prior to a Time of Sale, which termination shall be without liability on the part of any party to any other party, except that Section 1, Section 3, Section 4, Section 6, Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 8.  Effectiveness of this Agreement.  This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

Section 9.  Indemnification.

(a)  The Company shall indemnify and hold harmless the Agent, its affiliates and each of its and their respective directors, officers, members, employees, representatives and agents (including, without limitation Lazard Frères & Co. LLC, which may provide services to the Agent) and its affiliates, and each of its and their respective directors, officers, members, employees, representatives and agents and each person, if any, who controls Lazard Frères & Co. LLC within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act of or Section 20 of the Exchange Act (collectively, the “Agent Indemnified Parties,” and each a “Agent Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Time of Sale Prospectus, any Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, (B) the omission or alleged omission to state in any Time of Sale Prospectus, any Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading or (C) any breach of the representations, warranties or covenants of the Company contained herein, or pursuant to any law, and which is included as part of or referred to in any loss, claim, damage, expense, liability, action, investigation or proceeding arising out of or based upon matters covered by subclause (A), (B) or (C) above of this Section 9(a), and shall reimburse the Agent Indemnified Party for any legal fees or other expenses reasonably incurred by that Agent Indemnified Party in connection with investigating, or preparing to defend, or defending against, settling, compromising, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Time of Sale Prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, or any Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Agent specifically for use therein, which information the parties hereto agree is limited to the Agent’s Information.  This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Agent Indemnified Party.

(b)  The Agent shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Company Indemnified Parties,” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in Time of Sale Prospectus, any Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Time of Sale Prospectus, any Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Agent specifically for use therein, which information the parties hereto agree is limited to the Agent’s Information, and shall reimburse the Company Indemnified Party for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred.  This indemnity agreement is not exclusive and will be in addition to any liability, which the Agent might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Company Indemnified Party.  Notwithstanding the provisions of this Section 9(b), in no event shall any indemnity by the Agent under this Section 9(b) exceed the total Placement Fee received by the Agent in connection with Section 3.

(c)  Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9.  If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party).  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 9(a), or the Agent in the case of a claim for indemnification under Section 9(b), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by the Agent if the indemnified parties under this Section 9 consist of any Agent Indemnified Party or by the Company if the indemnified parties under this Section 9 consist of any Company Indemnified Parties.  Subject to this Section 9(c), the amount payable by an indemnifying party under Section 9 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 9 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.  Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.  In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated herein effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

Section 10.  Contribution.

If the indemnification provided for in Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or Section 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) of this Section 10 is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 10 but also the relative fault of the Company on the one hand and the Agent on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total Placement Fee received by the Agent in connection with the Offering, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault of the Company on the one hand and the Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company by or on behalf of the Agent for use in any Time of Sale Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Agent’s Information.  The Company and the Agent agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding.  Notwithstanding the provisions of this Section 10, no Agent shall be required to contribute any amount in excess of the total Placement Fee received by the Agent in connection with the Offering, less the amount of any damages which the Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 11.  Termination of this Agreement.

(a)  The Agent may terminate this Agreement, by notice to the Company, as hereinafter specified at any time (1) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus or any Time of Sale Prospectus, any change, or any development or event involving a prospective change, in the condition, financial or otherwise, or in the business, properties, earnings, results of operations or prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, which individually or in the aggregate, in the sole judgment of the Agent is material and adverse and makes it impractical or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, (2) any of the events described in Sections 7(j), 7(k) or 7(l) shall have occurred, in each case the effect of which is such as to make it, in the judgment of the Agent, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, (3) if minimum prices for trading have been fixed on the Exchange, or (4) if a major disruption of securities settlements or clearance services in the United States shall have occurred and be continuing, except that the provisions of Section 1 (with respect to sales of Shares made prior to the date of termination), Section 3 (with respect to fees payable to Agent for sales of Shares made prior to the date of termination), Section 4 (with respect to sales of Shares made prior to the date of termination), Section 6, Section 9 and Section 10 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b)   The Company shall have the right, by giving ten (10) days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement.  Any such termination shall be without liability of any party to any other party, except that the provisions of Section 1 (with respect to sales of Shares made prior to the date of termination), Section 3 (with respect to fees payable to Agent for sales of Shares made prior to the date of termination), Section 4 (with respect to sales of Shares made prior to the date of termination), Section 6, Section 9 and Section 10 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c)  The Agent shall have the right, by giving ten (10) days notice as hereinafter specified to terminate this Agreement in its sole discretion at any time after the date of this Agreement.  Any such termination shall be without liability of any party to any other party, except that the provisions of Section 1 (with respect to sales of Shares made prior to the date of termination), Section 3 (with respect to fees payable to Agent for sales of Shares made prior to the date of termination), Section 4 (with respect to sales of Shares made prior to the date of termination), Section 6, Section 9 and Section 10 of this Agreement shall remain in full force and effect notwithstanding such termination.

(d)   Unless earlier terminated pursuant to this Section 11, this Agreement shall automatically terminate upon the earlier to occur of (i) the second anniversary of the date of this Agreement, or (ii) the issuance and sale of all of the Shares through the Agent on the terms and subject to the conditions set forth herein; provided that the provisions of Section 1 (with respect to sales of Shares made prior to the date of termination), Section 3 (with respect to fees payable to Agent for sales of Shares made prior to the date of termination), Section 4 (with respect to sales of Shares made prior to the date of termination), Section 6, Section 9 and Section 10 of this Agreement shall remain in full force and effect notwithstanding such termination.

(e)   This Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a), (b), (c) or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that the provisions of Section 1 (with respect to sales of Shares made prior to the date of termination), Section 3 (with respect to fees payable to Agent for sales of Shares made prior to the date of termination), Section 4 (with respect to sales of Shares made prior to the date of termination), Section 6, Section 9 and Section 10 of this Agreement shall remain in full force and effect notwithstanding such termination.

(f)   Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agent or the Company, as the case may be.  If such termination shall occur prior to the Settlement Date for any sale of Shares, such Shares shall settle in accordance with the provisions of this Agreement.

Section 12.  No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that:

(a)           The Agent’s responsibility to the Company is solely contractual in nature, and the Agent has been retained solely to act as a Agent in connection with the Offering and no fiduciary, advisory or agency relationship between the Company and the Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Agent or Lazard Frères & Co. LLC has advised or is advising the Company on other matters;

(b)           The Company acknowledges and agrees that (a) the sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related fees, is an arm’s-length commercial transaction between the Company, on the one hand, and the Agent on the other hand, and (b) the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)           It has been advised that the Agent and Lazard Frères & Co. LLC and each of their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Agent has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)           it waives, to the fullest extent permitted by law, any claims it may have against the Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

Section 13.  Representations and Indemnities to Survive Delivery.  The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Agent, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Agent, the Company or any person controlling any of them and shall survive delivery of and payment for the Shares.  Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 11, the indemnity and contribution and reimbursement agreements contained in Sections 9, 10 and 11(e), respectively, and the representations and warranties set forth in this Agreement shall not terminate and shall remain in full force and effect at all times.

Section 14.  Notices.

All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)  if to the Agent, shall be delivered or sent by mail, facsimile transmission or email to Lazard Capital Markets LLC, 30 Rockefeller Plaza, New York, New York 10020, Attention: General Counsel, Fax: 212-830-3651; and

(b)  if to the Company, shall be delivered or sent by mail, facsimile transmission or email to: Discovery Laboratories, Inc., 2600 Kelly Road, Warrington, Pennsylvania 18976, Attention: Mary B. Templeton, Esq., Senior Vice President and General Counsel (Fax: 215-488-9557), with a copy to: SNR Denton US LLP, Two World Financial Center, New York, NY 10281, Attention: Ira L. Kotel, Esq. (Fax: 212-768-6800).

provided, however, that any notice to the Agent pursuant to Section 9 shall be delivered or sent by mail or facsimile transmission to the Agent at its address set forth in its acceptance communication to the Agent, which address will be supplied to any other party hereto by the Agent upon request.  Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof, except that any such statement, request, notice or agreement delivered or sent by email shall take effect at the time of confirmation of receipt thereof by the recipient thereof.

Section 15.  Successors; Persons Entitled to the Benefit of this Agreement.  This Agreement shall inure to the benefit of and be binding upon the Agent, the Company, and their respective successors and assigns.  This Agreement shall also inure to the benefit of Lazard Frères & Co. LLC, its successors and assigns, which shall be third party beneficiaries hereof.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the persons mentioned in the preceding sentences, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Agent Indemnified Parties and the indemnities of the Agent shall be for the benefit of the Company Indemnified Parties.  It is understood that the Agent’s responsibility to the Company is solely contractual in nature and the Agent does not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

Section 16.  Partial Unenforceability.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 17.  Governing Law Provisions.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law.  No legal proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Agent each hereby consent to the jurisdiction of such courts and personal service with respect thereto.  The Company and the Agent each hereby waive all right to trial by jury in any legal proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  The Company agrees that a final judgment in any such legal proceeding brought in any such court shall be conclusive and binding upon the Company and the Agent and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

Section 18.  Agent’s Information.  The parties hereto acknowledge and agree that, for all purposes of this Agreement, the “Agent’s Information” consists solely of the following information in the Prospectus Supplement: (i) the third paragraph on the front cover page concerning the terms of the offering; and (ii) the statements concerning the Agent contained in the first paragraph, concerning the Agent in the third paragraph, concerning the Agent and Lazard Frères & Co. LLC in the eighth paragraph and concerning Regulation M of the Exchange Act in the eleventh paragraph, in each case under the heading “Plan of Distribution.”

Section 19.  Definitions.  For purposes of this Agreement, (a) “business day” means any day on which the NYSE Amex is open for trading, (b) “knowledge” means the knowledge of the directors and executive officers of the Company after reasonable inquiry, (c) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations, but excluding any inactive or immaterial subsidiaries, and (d) “SEC Reports” means the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2010 and each Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Report on Form 8-K filed thereafter, each individually and as incorporated by reference in the Time of Sale Prospectus.

Section 20.  General Provisions.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another.  The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement.  This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Agent.

Section 21.  Research Analyst Independence.  The Company acknowledges that the Agent’s research analysts and research departments are required to be independent from its investment banking division and are subject to certain regulations and internal policies, and that the Agent’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their investment banking division.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Agent with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Agent investment banking division.  The Company acknowledges that the Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, rules and regulations, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company; provided, however, that nothing in this Section 21 shall relieve the Agent of any responsibility or liability it may otherwise bear in connection with activities in violation of applicable securities laws, rules or regulations.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

DISCOVERY LABORATORIES, INC.

By:	/s/ John G. Cooper
Name: John G. Cooper
Title: President and Chief Financial Officer

The foregoing Sales Agency Agreement is hereby confirmed and accepted by the Agent in New York, New York as of the date first above written.

LAZARD CAPITAL MARKETS LLC

By:	/s/ William B. Buchanan, Jr.
Name: William B. Buchanan, Jr.
Title: Managing Director

SCHEDULE I

Schedule of Free Writing Prospectuses
included in the Time of Sale Prospectus

None

Schedule I-1

SCHEDULE II

Due Diligence Protocol

Set forth below are guidelines for use by the Company and the Agent in connection with the Agent’s continuous due diligence efforts in connection with the sale and distribution of the Shares pursuant to the Agreement.  For the avoidance of doubt, the Agent and the Company expect that no sales under the Agreement will be requested or made at any time the Company is, or could be deemed to be, in possession of material non-public information with respect to the Company.

1.
On or immediately prior to each Representation Date, in addition to the documents provided pursuant to Sections 5(s), (t), (u) and (v) of the Agreement, the Agent expects to conduct a due diligence call with the appropriate business, financial and legal representatives of the Company.

2.
On the date of or promptly after the filing of the Company’s quarterly reports on Form 10-Q, the Agent expects to conduct a due diligence call with the appropriate business, financial, accounting and legal representatives of the Company and that the Company shall provide the certificate referred to in Section 7(f) of the Agreement.

3.
In the event that the Company requests the Agent to sell on any one Trading Day an amount of Shares that would be equal to or greater than 25% of the average daily trading volume on the NasdaqCM (calculated based on the most recent three completed Trading Days) of the Common Shares, the Agent expects to conduct a due diligence call with the appropriate business, financial, accounting and legal representatives of the Company and that the Company may be asked provide the certificate referred to in Section 7(f) of the Agreement.

4.
The Company shall provide all information that the Agent may reasonably request from time to time in connection with its due diligence review; provided that neither the Company nor its advisors, counsel or independent accountants shall be required to so comply to the extent that such compliance would violate any confidentiality agreement or impair or waive any legal privilege of the Company.

The foregoing is an expression of current intent only, and shall not in any manner limit the Agent’s rights under the Agreement, including the Agent’s right to require such additional due diligence procedures as the Agent may reasonably request pursuant to the Agreement.

Schedule II-1

SCHEDULE III

Dividend Restrictions

None.

Schedule III-1

EXHIBIT A

Form of Transaction Confirmation

[Agent Letterhead]
                         , 20 ___

Discovery Laboratories, Inc.
1225 17th Street, Suite 1300
Denver, Colorado 80202
VIA ELECTRONIC MAIL

Dear __________ :

This confirmation sets forth the terms of the agreement of Lazard Capital Markets LLC (the “Agent”) with Discovery Laboratories, Inc., a Delaware corporation (the “Company”) relating to the sale of up to [_________] shares of the Company’s common stock, par value $0.001 per share, pursuant to the Sales Agency Agreement between the Company and the Agent, dated December [__], 2011 (the “Sales Agency Agreement”).  Unless otherwise defined below, capitalized terms defined in the Sales Agency Agreement shall have the same meanings when used herein.

By countersigning or otherwise indicating in writing the Company’s acceptance of this confirmation (an “Acceptance”), the Company shall have agreed with the Agent to use commercial reasonable efforts to engage in the following transaction:

[Number of Shares to be sold][Aggregate Gross Price of Shares to be sold]:
Minimum price at which Shares may be sold:
Date(s) on which Shares may be sold:
Compensation to Agent(if different than the Agreement):
Manner in which Shares are to be sold: (if other than the NasdaqCM)

The transaction set forth in this confirmation will not be binding on the Company or the Agent unless and until the Company delivers its Acceptance; provided, however, that neither the Company nor the Agent will be bound by the terms of this confirmation unless the Company delivers its Acceptance by ___ am/pm (New York time) on [the date hereof/____________, 20_].

The transaction, if it becomes binding on the parties, shall be subject to all of the representations, warranties, covenants and other terms and conditions of the Sales Agency Agreement, except to the extent amended or modified hereby, all of which are expressly incorporated herein by reference.  Each of the representations and warranties set forth in the Sales Agency Agreement shall be deemed to have been made at and as of the date of the Company’s Acceptance, and at every Time of Sale and any Settlement Date.

A-1

If the foregoing conforms to your understanding of our agreement, please so indicate your Acceptance by signing below.

Very truly yours,

LAZARD CAPITAL MARKETS LLC

By:
Name :
Title :

By:
Name :
ACCEPTED AND AGREED as of the date		Title :
first above written:

DISCOVERY LABORATORIES, INC.

By:
Name:
Title:

[Note: The Company’s Acceptance may also be evidenced by a separate written acceptance referencing this confirmation and delivered in accordance with the
Sales Agency Agreement]

A-2

EXHIBIT B

Opinion of Counsel for the Company to be delivered pursuant to Section 7(d)

B-1

EXHIBIT C

Company Insider Trading Policy

  C-1